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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Registration Statements on Form S-8 (File Nos. 2-83724, 33-12324, 33-38267 and 33-55587) pertaining to the Transamerica Corporation Employee Stock Savings Plan of our report dated March 21, 1997, with respect to the financial statements of Transamerica Corporation Employee Stock Savings Plan included in this Annual Report on Form 11-K for the year ended December 31, 1996.




                                                            Ernst & Young LLP

Los Angeles, California
March 24, 1997